UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  November 1, 2006

ACME PACKET, INC.

(Exact name of registrant as specified in its charter)

Delaware		04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Third Avenue

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(781) 328-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)  On November 1, 2006, the Board of Directors of Acme Packet, Inc. (the “Company”) voted to expand the size of the Board and elect David B. Elsbree as a Class III member of the Board of Directors effective immediately.  Mr. Elsbree’s term will expire at the Company’s 2009 annual meeting of stockholders.  After the election of Mr. Elsbree, the Board consists of seven members.  On November 1, 2006, the Board also appointed Mr. Elsbree to serve as the chairperson of the Company’s Audit Committee. Mr. Elsbree is a former senior partner of Deloitte & Touche.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated November 2, 2006 entitled “Acme Packet Expands Board of Directors with Addition of David Elsbree”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2006

Acme Packet, Inc.

	By:	/s/ Keith Seidman
Name: Keith Seidman
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 2, 2006 entitled “Acme Packet Expands Board of Directors with Addition of David Elsbree”